Exhibit 99.1

McEwen Mining Provides 2022 Guidance

TORONTO, March 10th, 2022 - McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) is pleased to provide production and cost guidance for 2022. We are estimating production of 153,000 to 172,000 gold equivalent ounces (GEOs) in 2022. Cash costs and all-in sustaining costs (AISC) per GEO sold for 2022 from our 100%-owned mines (Gold Bar and Fox) are expected to be in the range $1,310-1,410 and $1,570-1,690, respectively. At San José, production is estimated to be 69,500 to 77,500 GEOs at an AISC per GEO sold of $1,330-1,370.

2022 Production Guidance
Total Production
Gold (oz)	118,000-133,000
Silver (oz)	2,520,000-2,800,000
GEOs(1)(4)	153,000-172,000
San José Mine, Argentina (49%)(2)
Gold (oz)	34,500-38,500
Silver (oz)	2,520,000-2,800,000
GEOs(1)	69,500-77,500
Gold Bar Mine, Nevada
GEOs(1)	38,000-44,000
Black Fox Mine, Canada
GEOs(1)	44,000-49,000

2022 Cost Guidance
	Cash Costs per GEO(3)	AISC per GEO(3)
100%-Owned Mines
Quarterly Estimates:
Q1	$1,940-2,100	$2,340-2,560
Q2	$1,330-1,430	$1,670-1,810
Q3	$1,190-1,280	$1,420-1,530
Q4	$1,060-1,140	$1,170-1,260
Full Year Average	$1,310-1,410	$1,570-1,690
San José Mine (49%)
Full Year Average		$1,330-1,370

Notes:

1.	Gold Equivalent Ounces (GEOs) are calculated based on a gold to silver price ratio of 72:1.
2.	Represents the portion attributable to us from our 49% interest in the San José Mine.
3.	Cash costs per GEO and all-in sustaining costs (AISC) per GEO are non-GAAP financial performance measures with no standardized definition under U.S. GAAP. For definition of the non-GAAP measures see the Management Discussion and Analysis (Form 10-K) for the year ended December 31, 2021, filed on EDGAR and SEDAR.
4.	Residual heap leaching at the El Gallo Project in Mexico is expected to produce 1,500 GEOs in 2022.

Technical Information

The technical content of this news release has been reviewed and approved by Peter Mah, P.Eng., COO of McEwen Mining and a Qualified Person as defined by SEC S-K 1300 and the Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects."

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this news release, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, effects of the COVID-19 pandemic, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

ABOUT MCEWEN MINING

McEwen Mining is a diversified gold and silver producer and explorer focused in the Americas with operating mines in Nevada, Canada, and Argentina. It also has a large exposure to copper through its subsidiary McEwen Copper, owner of the Los Azules copper deposit in Argentina.

CONTACT INFORMATION:
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